FGL Holdings Investor Day March 13, 2018 1 Investor Day March 13, 2018 FGL Holdings

FGL Holdings Investor Day March 13, 2018 2 Legal Disclosures ► All data in this presentation are as of 12/31/2017 (unaudited), unless stated otherwise ► As a result of the recent merger with CF Corp., the acquisition method of accounting (purchase accounting or PGAAP) was applied in 4Q17, including the initial recognition of most of the company’s assets and liabilities at fair value and other merger related effects. ► Caution regarding forward-looking statements: ► This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to risks and uncertainties that could cause actual results, events and developments to differ materially from those set forth in, or implied by, such statements. These statements are based on the beliefs and assumptions of FGL Holding’s management and the management of its subsidiaries. ► Generally, forward-looking statements include actions, events, results, strategies and expectations and are often identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will,” “could,” “might,” or “continues,” “outlook” or similar expressions. Factors that could cause actual results, events and developments to differ from those set forth in, or implied by, the statements set forth herein are discussed from time to time in FG’s filings with the SEC, as well as those of its predecessor companies— FGL and CFCO. You can find these filings on the SEC’s website, www.sec.gov. ► All forward-looking statements we describe herein are qualified by these cautionary statements and we can provide no assurance that the actual results, events or developments referenced herein will occur or be realized. FG does not undertake any obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results. ► All estimates and forecasts for the effects of purchase accounting are preliminary and subject to change. ► Permission neither sought nor obtained with reference to third party sources

FGL Holdings Investor Day March 13, 2018 3 Today’s Agenda Chris Littlefield Welcome Chinh Chu, Bill Foley Overview & Investment Thesis Chris Littlefield Business Model Progress & Path Forward Bennett Goodman, Raj Krishnan Blackstone Advantage: Game-changing Partnership Dennis Vigneau Financials: Optimizing Profitability and Capital Chris Littlefield Looking Forward Q&A

FGL Holdings Investor Day March 13, 2018 4 Transaction Overview

FGL Holdings Investor Day March 13, 2018 5 Overview—Building FGL Holdings (NYSE: FG) CF Corporation  Raised $1.2B within one of the largest U.S.-listed special purpose acquisition companies (SPAC)  Primary objective: to acquire and build a high quality, enduring operating business with permanent capital  Significant co-founders’ investment aligns with shareholders’ interests  Capital raised from a broad base of blue-chip, long-term investors  Resulted in FGL Holdings Well- respected reputations Operational expertise Stewards of stakeholders’ interests History of strategic investments with long- term horizon CF Corp. Founders Track record of delivering stability and value Broad and deep insurance industry expertise

FGL Holdings Investor Day March 13, 2018 6 Strength of the Founders’ Partnership ►Sponsors (Chinh Chu, Bill Foley, Blackstone and FNF) and anchor investors have interests aligned with public investors ►Blue chip, longer horizon sponsors view this transaction as transformational to build value ►CF Corp Founders are now co- chairman of FGL Holdings Public Shareholders Anchor Investors Sponsors 31% 42% 27% 214M Shares

FGL Holdings Investor Day March 13, 2018 7 Founders Bring World Class Sponsorship Over $60B of public market value creation  3 separate multi-billion dollar public market platforms, with hundreds of acquisitions across all platforms Chairman of the Board of Fidelity National Financial (FNF) Vice Chairman of the Board of Fidelity National Information Services Chairman and CEO of Cannae Holdings, Inc. Chinh Chu Previously a Senior Managing Director at Blackstone and member of Blackstone’s Executive Committee Was longest tenured partner aside from Stephen Schwarzman Served on Boards of Kronos, NCR, SunGard, London Financial Futures Exchange, BankUnited, Stearns Mortgage, Celanese, Nalco, Catalent, Nycomed, Stiefel, Allied Barton, and Graham Bill Foley

FGL Holdings Investor Day March 13, 2018 8 FGL Holdings—Board of Directors ►Chinh E. Chu Co-Chairman, FGL Holdings Co-Founder of CF Corp Founder & Managing Partner of CC Capital Former Senior Managing Director of Blackstone ►William P. Foley, II Co-Chairman, FGL Holdings Co-Founder of CF Corp Chairman of FNF Group and Executive Chairman of Black Knight ►Christopher J. Littlefield President & CEO, FGL Holdings ►Keith W. Abell Co-Founder, Sungate Properties ►Patrick S. Baird Former President & CEO, AEGON USA ►Menes O. Chee Senior Managing Director, Blackstone Tactical Opportunities Group ►Richard N. Massey Partner of Westrock Capital, LLC Chairman, Bear State Financial, a bank holding company ► James A. Quella Former Head of Private Equity Portfolio Ops. Blackstone, Credit Suisse, Donaldson, Lufkin & Jenrette ►Thomas J. Sanzone Chief Executive Officer, Black Knight, Inc. ► Timothy M. Walsh Director of Strategic Relationships, Owl Rock Partners Former Director (CIO), State of New Jersey Division of Investments

FGL Holdings Investor Day March 13, 2018 9 Investment Thesis

FGL Holdings Investor Day March 13, 2018 10 Investment Thesis Demographic Trends Drive Growth ► Favorable demographic trends driven by the growing retirement population’s demand for FIA, MYGA and IUL1 products ► Consumer demand for market upside with principal protection… a “safe money” product ► FG has grown assets under management (AAUM) by 8% CAGR2 Committed to Ratings Upgrade & Positioned for Further Growth ► Favorable ratings improvement trajectory: ► Upgraded by S&P and Fitch; “Positive” outlook by A.M. Best ► Lift in A.M. Best ratings expected to offer 10%+ growth within independent channel & access to regional bank/broker dealer channels ► Developing international platform to capture reinsurance opportunities and diversify distribution Scalable Platform ► Existing platform is designed for growth with a cost structure that is built to add assets and liabilities without adding incremental cost ► Opportunity to pursue accretive acquisitions from advantaged position 1Fixed Indexed Annuities, Multi-Year Guarantee Annuities and Indexed Universal Life 2Excludes the additional grow th due to purchase accounting and merger effects

FGL Holdings Investor Day March 13, 2018 11 Investment Thesis (cont’d) Asset Management Strategic Partnership ► Improved investment asset quality and volume ► Blackstone partnership brings leading portfolio stewardship to augment risk control and enhance portfolio management ► High quality investment portfolio… well-matched and ready to reposition ► First phase completed, generating $40M/year net investment income Attractive, Stable, Low-Cost Insurance Liabilities ► Stable, low-cost liabilities. Minimal true “insurance” risk in FG’s core “spread-based” products. ► FG has maintained / expanded net interest spreads in a declining interest rate environment. Core product has annual rate resets. Positioned for Rising Rates ► Every 25 bps interest rate increase adds $5M Adjusted Operating Income (AOI) benefit Strong Management Team & Seasoned Board of Directors ► Executive officers have average industry tenure of 25 years ► Extensive insurance sector experience through multiple cycles

FGL Holdings Investor Day March 13, 2018 12 FG Business Model

FGL Holdings Investor Day March 13, 2018 13 Transformational Transaction for FG ►Organizational uncertainty eliminated with clear future direction ►Exceptional sponsorship with substantial investment in and commitment to insurance ►Clear path for ratings upgrades that will attract new advisors, increase sales in existing channel and increase strategic flexibility ►Enhanced financial strength and flexibility ►World class asset management augmenting core fixed income capabilities and helping increase returns ►New international platform to pursue reinsurance opportunities

FGL Holdings Investor Day March 13, 2018 14 Introduction to FGL Holdings ►Domiciled in Cayman Islands ► Iowa and NY insurance operating companies with new Bermuda reinsurance company ►Well-established franchise in FIA, MYGA and IUL products ► Indexed value proposition of downside protection with opportunity for interest- crediting upside hits retirement consumer sweet spot ►Products sold through independent distribution via long-standing, stable relationships averaging ~16 years ►Outsourced, variable cost business model with strong focus on bottom line ►Sustained financial performance over past several years despite ratings and other challenges

FGL Holdings Investor Day March 13, 2018 15 63% 16% 12% 6% 3% Fixed Indexed Annuities Fixed Rate Annuities Immediate Annuities Life Insurance Front Street Re U.S. GAAP Net Reserves1,2 $24B A Profitable and Stable In-force Book 1Calendar year ended 12/31/17 and w here applicable, crediting costs and distance consider the spot costs of index and f ixed cr edits 2GAAP net reserves comprised $27B contractholder funds and future policy benefits, net of $3B reinsurance recoverable

FGL Holdings Investor Day March 13, 2018 16 Key Annuity Metrics Fixed Indexed Annuities1 Fixed Rate Annuities1 Weighted-average life2 7 years 4 years % Surrender charge protected 85% 78% Average remaining surrender charge (% of account value) 8% 5% Average cost of option cost/interest credited 2.2% 2.7% Distance to guaranteed minimum crediting rates 60bps 85bps 1Calendar year ended 12/31/17 and w here applicable, crediting costs and distance consider the spot costs of index and fixed credits 2Reflects effective duration of liabilities

FGL Holdings Investor Day March 13, 2018 17 FIA Wins Across Safe Money Products Features / Benefits Fixed Indexed Annuities Variable Annuities Traditional Fixed Annuities CD’s Bonds / ETF’s Guarantee Principal Protection (Annually) ● ● ● ● ● Return Potential Mid/High High/Mid w/ all guar. options Low/Mid Low High Loss Potential 0 High 0 0 High Option Rider Costs Low High Low ● ● Long Term Potential Accumulation ● ● ● ● ● Liquidity Options ● ● ● ● ● Tax Efficient ● ● ● ● ● EnhancedDeath Benefit (optional) ● ● ● ● ● Guaranteed Lifetime Income with Flexibility (optional) ● ● ● ● ● Potential for Upside Returns ● ● ● ● ●

FGL Holdings Investor Day March 13, 2018 18 FIAs Have Compelling Advantage Over Variable Annuities For the consumer … ► Better matched to risk tolerance— safe money, principal protected product ► Annual principal protection with limited account value volatility & no negative returns ► Insured financial security product, especially for those uncertain how/when they will access assets in the future ► Guaranteed long term income ► Periodic free withdrawals ► Lump distribution needs ► Full range of FIA distribution options provides maximum policyholder flexibility For the company … ► More controlled liability to hedge … only hedging for the benefits NOT equity volatility exposure of principal; less basis risk ► VA requires significantly more scale ► Simpler and easier to communicate as an insured product; not an investment ► Limited statutory reserve risk ► FIA writers can safely capture more of the income market as the VA risk is harder and more expensive to mitigate

FGL Holdings Investor Day March 13, 2018 19 145 105 96 2013 2016 2017 Variable Annuities Annuity Sales Trends – LIMRA ($B) VA Sales Trending Down VA sales continued to decline over the last 5 years; under $100B for first time in more than a decade ► Low interest rates ► Continued bull market ► Uncertainty regarding DOL fiduciary rule Fixed Annuity Sales Trending Up Fixed annuity sales grew meaningfully over the past several years, surpassing VAs in last 6 quarters ► FIAs represent 28% of total annuities ► FIAs impacted in 2017 from DOL ruling and strong equity markets ► 2018 growth: Industry 5%-10% 39 61 58 45 57 50 2013 2016 2017 Non-indexed Fixed Index Annuities ($B) 84 118 108 CAGR 12%CAGR (10)%

FGL Holdings Investor Day March 13, 2018 20 Fixed Indexed Annuity Sales by Distribution Channel–LIMRA  FIAs:  Historically sold by independent agents  Broker dealers and banks:  Increasing market share steadily over the past few years  A- rating required for IBDs1 and regional banks  A rating required for national BDs2 and banks  Estimate 2018 overall growth: 5%-10% 2014 2015 2016 2017 63% $48 $55 ($B) $58 Independent Agent Bank: Regional / National BD: Independent / National Career 5% 13% 16% 66% 58% 55% 16% 20% 21% 18% 16% 16% 6% 6% 5% $61 1Independent broker dealers 2Broker dealers

FGL Holdings Investor Day March 13, 2018 21 $5 $21 $15 $34 $37 $25 2013 2016 9M17 FIA Industry Ranking in IMO Channel ($M, as of September 30, 2017) FIA industry sales Independent agent channel2 Rank Company A.M. Best Rating 9M17 Sales Independent Agent Channel 1 Athene USA A 3,749 2 Allianz Life A+ 3,502 3 American Equity A- 2,724 4 Nationwide A+ 2,306 5 FG B++ 1,316 6 North American Co. A+ 1,270 7 Security Benefit Life A- 1,012 8 EquiTrust B++ 897 9 National Life A 841 10 Midland National A+ 833 Source: Wink, Inc. September 30, 2017 1 Industry sales are based on a calendar year-end 2 Independent agent channel only CAGR 14% $39 $58 $40 Bank & BD Independent & Other

FGL Holdings Investor Day March 13, 2018 22 MYGA FG’s Competitive Position Benefits to Distribution ► $17B market with ~10% in independent channel ► FG #1 in independent channel at ~$450M and #9 overall ► Bank channel dominates MYGA sales ► FG targets a consistent / competitive offering; adjusting rates based on assets available ► ► MYGA offering provides distribution partners an opportunity to recruit new agents ► FIA sales benefit from MYGA specials ► MYGAs provide producers a compelling offering for both new and existing clients ► FG only offers via E-app …drives high placement rate + less work for IMO The Blackstone Advantage ► Blackstone to provide greater access to shorter duration assets with attractive yields ► Grow annual MYGA business to $1+ billion over time; further diversify earnings ► Once A-rated, leverage bank channel relationships for additional growth; bank distribution accounts for nearly 50% of industry MYGA sales Source: Wink, Inc. September 30, 2017

FGL Holdings Investor Day March 13, 2018 23 IUL Brings Product Diversity – Why consumers like IUL ► Universal Life is very flexible ► Premiums are not required at any given time or level ► Many rider types available ► Loans and withdrawals are available ► Face amount can be adjusted ► Effective for supplemental income while providing death benefit ►Fastest growing life segment ►IUL product provides many benefits ► Diversifies beyond credit risk by adding mortality risk ► Renewal premiums are a natural hedge to inflation as they are invested when rates rise ► Extends portfolio duration ► Earnings diversity supports ratings ► An “A-” rating will accelerate sales momentum; targeting $50 million - $75 million of annual premium at mid-teen ROEs Why we like IUL Net Profit: $60M IUL target premium equivalent to ~$450M annuity sales

FGL Holdings Investor Day March 13, 2018 24 $1,356 $1,860 $1,401 2013 2016 9M17 IUL Market Overview ($M, as of September 30, 2017) IUL industry sales Leading IUL Providers CAGR 11% Rank Company A.M. Best Rating IUL Sales 1 Pacific Life Companies A+ $100M to $180M 2 Transamerica A+ 3 National Life Group A 4 Minnesota Life – Securian A+ $50M to $100M 5 Nationwide A+ 6 Zurich Life A 7 Prudential Companies A+ 8 Allianz Life A+ 9 AIG A 10 AXA US A $40M to $50M 11 Midland National Life A+ 12 Voya A 13 Lincoln National A+ 14 Penn Mutual A+ 15 Global Atlantic A- 19 FG B++ $26M IUL sales rating sensitive ► FG only B++ in top 20 ► A.M. Best moved FG to Positive Outlook … accelerates growth opportunities once A- rating is achieved

FGL Holdings Investor Day March 13, 2018 25 Power Partners ►We focus our efforts & resources on a limited number of independent marketing organizations we refer to as our Power Partners ►All industry independent distribution partners producing >$1B annual sales are contracted with FG ►These groups specialize in indexed products but typically provide multiple products & solutions to independent agents and financial advisors ►Average Power Partner relationship with FG is 16 years ► Improved ratings will strengthen and broaden key relationships Top 10 are ~75% Top 15 Power Partners deliver 90% of sales Total FG Distribution Relationships: 200 Top 10 Power Partners deliver 70% of sales

Power Producers: Agents Generating > $1.5M Premium / Year

- 250-300 agents who generate more than $1.5M individually qualify as Power Producers; benefits include:
- Power Producers consistently account for ~35% of annual sales
- Producers can combine life and annuity production to qualify
- Power Producers receive dedicated service team to facilitate their business


Total Agent Population
36,000
producers
Top
600
Annuity Agents
~$750M
(50%)
250–300
Power Producers
~$600M
(35%)

FGL Holdings Investor Day March 13, 2018 26

FGL Holdings Investor Day March 13, 2018 27 Why Power Partners & Power Producers Do Business With FG ►Many of our distribution partners experienced foundational growth with us the past 15+ years ►FG’s demonstrated focus and commitment to the independent channel ►Our expertise & longevity in Indexed products  Launched first FIA in 1998  Launched first IUL in 2003 ►Collaborative and consultative approach to key account management with dedicated service teams ►Transparency & access to all levels of organization from CEO through front line ►Funding agreements helped start several of our top distribution partners

FGL Holdings Investor Day March 13, 2018 28 Progress & Path Forward

FGL Holdings Investor Day March 13, 2018 29 Path Forward—Our Priorities ►Secure ratings upgrades (A- from A.M. Best) ►Complete portfolio repositioning with Blackstone ►Drive profitable organic growth ►Grow FIA sales in independent channel as advisors gain confidence in future direction and enhanced ratings ►Prepare to expand FIA sales into new channels following A- rating ►Grow MYGA sales with asset sourcing capabilities from Blackstone ►Grow IUL sales with higher ratings and expanded distribution ►Leverage new international platform to secure reinsurance opportunities ►Take disciplined approach to inorganic growth opportunities

FGL Holdings Investor Day March 13, 2018 30 Blackstone Advantage

Leveraging the combined perspective, expertise and global relationships of Blackstone’s six businesses creates significant and unique investment opportunities(1) $63bn AUM One of the largest global platforms for identifying, managing and creating lasting company value, with an existing portfolio of over 70 companies and $60 billion of aggregate revenue Corporate Private Equity $115bn AUM The world’s preeminent global real estate platform, and one of the largest private investors in commercial and residential real estate equity and debt Real Estate $75bn AUM Largest investor globally in hedge funds, focused on delivering strong risk- adjusted returns with lower volatility through customized portfolios Hedge Fund Solutions $138bn AUM(2) A leading diversified credit platform and one of the largest credit- oriented alternative asset managers in the world Credit $22bn AUM Uniquely integrated platform, providing flexible capital solutions across assets classes, sectors and geographies Tactical Opportunities $21bn AUM Leader in private equity and real assets secondaries investing, focused on generating attractive risk-adjusted returns and client solutions Strategic Partners Note: As of 12/31/17. AUM is estimated and unaudited. (1) All such transactions are conducted in accordance with a pplicable conflicts resolution procedures implemented by Blackstone and FG and are subject to applicable information walls, investment capacity, and Blackstone allocation procedures. (2) Credit AUM is a combined figure that includes GSO Capital Partners (“GSO”), Harvest Fund Advisors (“Harvest”), and Blackstone Insurance Solutions businesses. 31

’95 ’96 ’97 ’98 ’99 ’00 ’01 ’02 ’03 ’04 ’05 ’06 ’07 ’08 ’09 ’10 ’11 ’12 '13 '14 '15 '16 '17 $1 $2 $6 $6 $8 $9 $12 $19 $23 $24 $37 $55 $83 $91 $96 $110 $137 $168 $198 $217 $246 $277 $335 Blackstone is the world’s largest alternative manager, with a 30+ year record of strong performance driving growth Blackstone Fee-Earning AUM Growth ($ in billions) Private Equity(1) Real Estate Credit Hedge Fund Solutions Total AUM $434B Average growth of ~30% per year  Institutional need for long-dated, uncorrelated investment solutions driving secular growth for alternatives, of which Blackstone is taking share  Blackstone’s unique scale and diversity create a wide array of investment opportunities up and down the ratings spectrum (1) Private Equity includes Corporate Private Equity, Tactical Opportunities, and Strategic Partners. 32

Compelling performance across the Blackstone alternatives platform

Net Returns from Inception


Private Equity
1987-Present
Corporate Private Equity
15%
Tactical Opportunities
2012 – Present
Full Program
11%
Strat Partners (Secondaries)
2000 – Present
SP Flagship Strategy
16%
Real Estate
1991 – Present
Opportunistic Strategy
16%
Credit
2009 – Present
Select GSO Drawdown Strategies
14%

Note: See Important Disclosures at the end of this presentation. All numbers rounded to nearest full percent. Past performance is not indicative of future results and there is no assurance that any Blackstone fund will achieve its objectives or avoid significant losses.

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Blackstone Insurance Solutions (“BIS”) seeks to be the most trusted partner to insurance companies globally Real Estate Corporate Private Equity Hedge Fund Solutions Credit Strategic Partners Tactical Opportunities Blackstone Insurance Solutions Given Blackstone’s scale / scope, BIS is uniquely positioned to deliver investment solutions to insurance clients, leveraging support / investment flow from Blackstone's business groups (1):  Access to scarce and attractive credit opportunities  Leading suite of diversified alternatives funds  Capital efficient structuring  Regulatory and rating agency insights  Data & risk analytics 1 2 3 4 5 (1) All such transactions are conducted in accordance with a pplicable conflicts resolution procedures implemented by Blackstone and FG and are subject to applicable information walls, investment capacity, and Blackstone allocation procedures. 34

Blackstone and BIS are building out the investment team and infrastructure to support growth and scale in the FG business  Core Team – Existing 12-person FG investment team, led by CIO Raj Krishnan, has been integrated into Blackstone Insurance Solutions. Continued management by existing core team, with a successful track record enhancing FG’s investment yields.  Enhanced Capabilities – Blackstone is investing in and building the core team with senior leadership, origination capabilities, credit ratings / structuring expertise, etc. • Scaled team will seamlessly support FG as it grows. • Senior team build-out includes Chris Blunt, CEO of Blackstone Insurance Solutions. ̶ Former President of New York Life’s $500 billion Investment Group. Former Co- President of the Insurance and Agency Group of New York Life.  Strong Alignment – Blackstone is the largest investor in FG; >$600mm invested and ~20% common equity ownership. • Blackstone is aligned with FG shareholders in ensuring stable, prudent expansion of FG’s investment yields. 35

As its investment manager, BIS offers FG differentiated investment sourcing and execution strategies to drive investment yield uplift  Capital Markets Access – Blackstone believes its capital markets scale, access and influence directly benefit FG. • Block trade executed in Q1 2018 – FG replaced $2.7bn of assets yielding ~3.5% with assets yielding ~5.0%, generating nearly 20bps of overall portfolio yield.(1)  Scarce / Attractive Credit Opportunities – Differentiated investment grade fixed income investment flow from multiple Blackstone business.(2) • Blackstone businesses are net borrowers of investment grade debt from insurers, creating bespoke direct lending opportunities for FG.  Alternatives – Blackstone provides a leading alternative investment product offering. • ~5% FG investment portfolio target allocation to alternatives over time.(3) Past performance is not indicative of future results and there is no assurance that any Blackstone fund will achieve its objectives or avoid significant losses. (1) There is no assurance Blackstone will be able to replicate similar investments in the future and cannot promise any investment returns. (2) All such transactions are conducted in accordance with applicable conflicts resolution procedures implemented by Blackstone and FG and a re subject to applicable information walls, investment capacity, and Blackstone allocation procedures. (3) There is no guarantee Blackstone will be able to implement its investment strategy or reach this target allocation. 36

BIS continues to execute the FG portfolio repositioning, designed to drive target ~60bps net investment yield uplift(1)

	Overview	Target Timing(1)	Target Net Yield Uplift(1)
Phase 1 – Capital Markets Access	▶ Ongoing benefit from Blackstone's capital markets scale / access • Replaced $2.7bn of assets yielding ~3.5% with assets yielding ~5.0%	✓	~20bps
Phase 2 – Investment Grade Repositioning	▶ Rotation into structured / bespoke investment grade securities; target ~$4bn • Include structured products and investment grade lending with BX partners(2) ▶ Asset-specific mandates with BX businesses	2018 / 2019	>20bps
Phase 3 – Alternatives	▶ Increase in alternative assets; target allocation of 5% of the portfolio(1)	2018 / 2019	>30bps

Past performance is not indicative of future results and there is no assurance that any Blackstone fund will achieve its objectives or avoid significant losses.

(1) There is no guarantee Blackstone will be able to implement its investment strategy and cannot promise any future returns.

(2) All such transactions are conducted in accordance with applicable conflicts resolution procedures implemented by Blackstone and FG and are subject to applicable information walls, investment capacity, and Blackstone allocation procedures.

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FG’s investment portfolio seeks to optimize capital utilization, preserve a flexible liquidity position and ensure prudent asset-liability matching Investment Philosophy By Asset Class Municipal Preferred / Hybrid Emerging Markets $25bn 5% 7% 8% 24% 49% Corporates Cash / Options / Other 7% Structured Securities Note: GAAP Fair Values as of 12/31/17 on a consolidated basis: (FGLIC, FGLoNY, FGRe, FSR, and Raven) (1) Figures are estimated and unaudited. Well-positioned, diversified portfolio seeks to optimize capital efficiency while pursuing downside protection and enhancing net earned yield • Fixed-income portfolio 93% investment grade  Pre-merger yield 4.90%; reset with PGAAP to 4.17% (non-cash impact). Economic yield unchanged at 5.17% on statutory basis(1) • GAAP yield to rise over time with portfolio reposition 38

FG’s assets are duration-matched to liabilities and positioned for rising rates  Asset / liability durations are well-matched and within risk bands • Pro-forma for recent $2.7bn block trade, asset duration is +1 year vs. liability duration; near / medium term liabilities remain cash flow matched  ~13% exposure to floating rate assets provides investment flexibility as rates rise • Structured securities exposure will increase with portfolio repositioning  Assets / liabilities monitored on monthly basis at governance / risk committees • New business asset cash flows are matched to new business liabilities that reflect appropriate actuarial assumptions Note: Data as of 12/31/17 on a consolidated basis: (includes FGLIC, FGLoNY, FGRe, Raven, and is ex-FSR) Past performance is not necessarily indicative of future results. There can be no assurance that the portfolio will continue to achieve such results. All figures are estimated and unaudited. Subsequent adjustments may result. 39

Core portfolio focus will remain investment grade fixed income securities

Portfolio Excl.-Structured Products

- Core Focus remains high grade public and private securities
- Block trade added high grade corporates



Corporates
69%
$17bn
3%
Government & Sovereign
11%
Municipal
6%
Emerging Markets
11%
Preferred / Hybrid

Structured Products Portfolio

- Predominately LIBOR-based assets with focus on CLO debt
- Structured products are a focus of future repositioning



CLO
39%
$5bn
Non-Agency RMBS
22%
19%
ABS
2%
18%
Agency RMBS
CMBS

Note: GAAP Fair Values as of 12/31/17 on a consolidated basis: (FGLIC, FGLoNY, FGRe, FSR, and Raven)
Past performance is not necessarily indicative of future results. There can be no assurance that the portfolio will continue to achieve such results. All figures are estimated and unaudited. Subsequent adjustments may result.

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Allocations to alternative (non-IG) and structured / bespoke securities seek to drive growth and yield enhancement

Alternatives Portfolio

- Alternatives to grow as capital is deployed into BX funds
- Currently well below peer exposure in alternatives; incremental upside as fund allocations are built


Securitized Credit
39%
Middle Market / Uni-tranche
17%
$0.2bn
Mezzanine Commercial Real Estate
11%
2%
Other
9%
Opportunistic Credit
22%
Private Credit / BDC

Real Estate Related Portfolio

- Securities with LTV <50% exposure with a focus on secondary markets
- Currently well below peer exposure in real estate; capital efficient real estate strategies are a key growth focus


Industrial
12%
Multifamily
12%
Hotel
4%
4%
Other
Office
29%
$0.5bn
39%
Retail

Note: GAAP Fair Values as of 12/31/17 on a consolidated basis: (FGLIC, FGLoNY, FGRe, FSR, and Raven)
Past performance is not necessarily indicative of future results. There can be no assurance that the portfolio will continue to achieve such results. All figures are estimated and unaudited. Subsequent adjustments may result.

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FGL Holdings Investor Day March 13, 2018 42 Financials

FGL Holdings Investor Day March 13, 2018 43 Looking Ahead - Driving Financial Performance Secure Benefits of Blackstone Partnership ► Phase 1 reposition completed in Feb.; complete Phase 2 (structured asset shift to ~30% allocation) & Phase 3 (alternative asset shift to 5% allocation) ► Accelerate growth of MYGA business ► Maximize uplift of rising interest rate environment Achieve rating upgrades ► Achieve A- rating from A.M. Best … use some debt capacity to further strengthen operating company capital levels in support of new model ► Lower cost of debt with rating upgrade ► Prepare for access to other distribution channels – bank and broker/dealer Leverage Reinsurance Platform ► Navigate tax reform impact … 2018 is a transition year ► Capture M&A opportunities for earnings and operating leverage ► Develop additional 3rd party reinsurance opportunities Communicate Clearly to Constituents ► Ongoing outreach to current and new investors ► Expand sell-side coverage Four focus areas to deliver sales growth, enhance profitability and create shareholder value

FGL Holdings Investor Day March 13, 2018 44 Operating Structure FGL Holdings (Cayman) (NYSE: FG) Front Street Re (Bermuda) Other Non-Life U.S. Entities FGLIC (Iowa) & Subs Front Street Re (Cayman) F&G Re Ltd. (Bermuda) CF Bermuda Holdings (Bermuda) FGL US Holding Companies  Co-borrower on credit facility  Guarantor on senior notes  International (new)  Potential 953(d) U.S. tax election  $300M senior notes  $250M credit facility  $375M preferred stock

FGL Holdings Investor Day March 13, 2018 45 Purchase Accounting Impacts and Expectations  Purchase accounting work complete with filing of 2017 Form 10K  Balance sheet changes occurred in following areas: ► $1.2B mark-to-market on the investment portfolio; amortized over remaining asset life ► Established VOBA asset and wrote off historical DAC balances1 ► Strengthened reserves for future expected policyholder benefits ► Established $470M goodwill asset  Expect annual PGAAP impact on net income & AOI to be largely neutral  $1.2B premium amortization reduces NII2 as it amortizes (non-cash)  New reserve pattern and lower VOBA amortization expected to offset premium impact on NII, expect modest year to year fluctuations  Will update as needed should earnings impact be meaningful 1 VOBA—value of business acquired; DAC—deferred acquisition cost 2NII—net investment income

FGL Holdings Investor Day March 13, 2018 46 141 167 33 15 174 182 2016 2017 Strong Earnings Momentum as We Enter 2018 Adjusted Operating Income1 - Year ended 12/31 1 AOI for both prior and current periods reflect the current definition thereby excluding M&A costs and preferred dividend for all reported periods 2 AOI EPS available to common shareholders is based on post-merger 214M shares outstanding in all periods for comparability 3 ROEs in 2016 are as reported previously under the company’s prior capital structure; ROEs in 2017 are estimated based on the AOI noted above divided by the ending 12/31/17 common shareholder equity excluding AOCI 4 Excludes the additional grow th due to purchase accounting and merger effects  Reported AOI grew 6% … Adjusted for notable items, AOI grew 22% to $167 million  Earnings expand from core net asset growth of 7% and stable net investment spread4  Underlying 2017 GAAP ETR ~33% (before Tax Reform, PGAAP and merger transaction) GAAP Net Income 157 41 AOI EPS2 $0.81 $0.85 AOI ROE3 11% 12% ($M) Core earnings Notable Items

FGL Holdings Investor Day March 13, 2018 47 182 235 - 245 2017 2018 2018 Earnings … A Foundational Year Adjusted Operating Income1 1 AOI available to common shareholders net of $2M preferred dividends in 2017 and $29M in 2018  2018 -- project strong earnings growth of 25%+  Reflects organic earnings growth, ETR of 21% and a partial portfolio reposition  10% - 12% sales growth  2019 -- additional upside opportunities  Achieve remaining ~50%+ lift from portfolio reposition and accelerated sales growth from ratings upgrade and channel diversification  Reduce ETR to 15% from 21% AOI EPS $0.85 $1.10 - $1.15 ($M)

Generating Strong Growth From AUM and Blackstone Lift


($M)
VPY
~13%
1,125 - 1,200
941
1,031
2016 NII
2017 NII
Premium Amortization
IMA Fees
Asset Growth
Reposition
2018E NII baseline

Yield %	4.92%	4.90% (pre-merger[1]) 4.17% (post merger)
AAUM	19,112	24,722 (post merger)

- Reposition & net asset growth more than offset noncash premium amortization & IMA fees
- Block trade done; shift for structured assets & alternatives underway
- Reposition drives in-force spread expansion over time and accrues to earnings
- Every 25 bps increase in interest rates provides ~$5M of AOI benefit
  - Likely rate increases on short end in 2018, long end of curve to remain relatively flat

[1] Pre merger excludes merger and purchase accounting effects

FGL Holdings Investor Day March 13, 2018 48

FGL Holdings Investor Day March 13, 2018 49 242 297 267 2013 2016 2017 2018E ~2019 - 2020 131 227 201 2013 2016 2017 2018E ~2019 - 2020 Expanding Net Investment Spread FIAs: net spread trend ►PGAAP resets net spreads ► 2017 due to higher AUM in December with just one month of income ► 2018 due to premium amortization … mostly offset by repositioning and partial manager fees of ~20bps ► In-force spread will rise to ~300 bps as portfolio repositioned; including IMA rate increase to full 30bps run rate in 2019 All products: net spread trend Post PGAAP Post PGAAP (BPS) (BPS) ~195-200 ~250 ~250-260 ~300

Stable GAAP Expense

Operating Expense[1,2]



($M)
Variable costs
Fixed costs
117
124
55
58
2017
2018E

AAUM[3] ($B)	23	25
Variable Cost bps/AAUM	27	26
Fixed Cost bps/AAUM	24	23
Total Cost bps/AAUM	**51**	**49**

- ~300 employees located mostly in Des Moines and Baltimore, with growing offshore team
- Employees focused on sales, pricing, marketing, finance, actuarial, IT & Ops
- Majority of new business and policyholder service is outsourced to third party administrators on a variable cost basis
- Expenses are managed to capture operating leverage as AUM grows
- Higher organic sales growth will reduce bps on AAUM to ~45bps over a few years
  - M&A accelerates expense efficiencies

Note: Operating expenses shown net of deferred acquisition costs (DAC); excludes commissions, interest expense and taxes
[1]Excludes one-time M&A and LTIP costs incurred in 2017
[2]Includes Front Street Re for full year 2017 for comparability
[3]AAUM reflects rolling 13 month average to provide economic view (pre-PGAAP / post-PGAAP)

FGL Holdings Investor Day March 13, 2018 50

U.S. Tax Reform Update

► Key assumptions looking ahead


~33%
~21%
~15%
2017 GAAP Effective Tax Rate
Assumed 2018
Over time with actions

► Initial GAAP ETR projected to be at ~21% rate in 2018; depending on final Treasury guidance could be lower in line with original investment thesis at ~10% - 12%

► Working on opportunities with 3rd parties to drive ETR down to ~15% over time; would require getting ~$7 - $8 billion of business into Bermuda platform

► Lower corporate rate reduces ending 2017 RBC from 500% to about 450% - 460%

► Managing capital to fund sales, maintain ~450% RBC and to secure ratings upgrades

[1] CreditSights and industry estimates

FGL Holdings Investor Day March 13, 2018 51

FGL Holdings Investor Day March 13, 2018 52 377 406 412 550 2017 2018E A Strong and Flexible Capital Base ► A well capitalized balance sheet managed for ratings upgrades ► Refinance debt in 1st half ’18 ► Payoff existing $412M; send excess to insurance companies in support of rating upgrades ► 3 year, $250M credit facility; Bermuda & U.S. co-borrowers ► Maintain L/T debt-to-cap at ~25% ► Evaluate common dividend over time; preferred dividend PIK Deployable Capital2 ~$500M ~$400M Debt/ Capital3 26% 28% 1Equity remaining for common shareholders after excluding preferred stock 2Deployable capital defined as: (a) capital > 425% RBC, (b) available debt capacity at 30% Debt/Capital and (c) holding company cash and invested assets 3Debt-to-capital ratio reflects preferred stock at 50% equity credit Preferred Stock Debt Equity1 ($M) GAAP Capitalization 2,288 2,652 1,499 1,696

Maintaining Strong Statutory Capital For Ratings Uplift

FGLIC Risk-Based Capital



401%
412%
500%
2015
2016
2017

Current Ratings

Current Ratings	S&P	A.M. Best	Fitch	Moody's
Issuer Credit Rating[1]	BB+ / Positive	bb+ / Positive	BB+ / Stable	Ba3[3] / Stable
Financial Strength Rating[2]	BBB+ / Stable	B++ / Positive	BBB / Stable	Baa2 / Stable

- Consistently strengthening capital in support of ratings; more to come in 2018
- Deployable capital[4] ~$400M available in 2018; growing thereafter
- Multiple ratings upgrades since close; A.M. Best recently moved Outlook to "Positive"
- Working toward "A-" ratings for operating co's and investment grade for issuer rating

[1]Reflects issuer credit rating for holding companies and senior notes.
[2]Reflects financial strength rating for insurance operating subsidiaries.
[3]Reflects issuer credit rating for FGL Holdings. Issuer credit rating of Ba2 for CF Bermuda Holdings Limited and Fidelity & Guaranty Life Holdings, Inc.
[4]Defined as: (a) capital > 425% RBC, (b) available debt capacity and (c) holding company cash and invested assets

FGL Holdings Investor Day March 13, 2018 53

FGL Holdings Investor Day March 13, 2018 54 Sensitivities

FGL Holdings Investor Day March 13, 2018 55 Navigating a Rising Interest Rate Environment Possible impacts of a rising interest rate market Rising rates can have positive and negative potential impacts: + Modestly rising interest rates; even multiple increases, are generally good …every 25 bps lift is ~$5M AOI lift for FG in-force business + Rising rates incent new business from more attractive crediting rates; higher yields on in-force and new money investments – Rapidly rising rates with large increases can cause spike lapses in search of higher returns. Potential impacts include: – Excess surrenders lower longer-term profits, but accelerate near- term profits with surrender charges and reserve releases – May have realized losses if asset sales needed for surrenders FG in-force book is well-protected and has historically performed well in times of stress ► Current in-force is early duration with good surrender protections ► Investment portfolio is highly liquid and current cash level and unrealized gain is approximately $1B; before management actions ► Historically, book performed well—even in times of severe crisis in ’09 and ’10; lapses were 2x normal, but no assets sold at loss to cover ► In-force book is regularly stress-tested for impact of lower unrealized gain and 3x normal surrenders—performs very well. ► FG outlook is for a favorable, modestly rising rate environment … business is built to withstand stressed environments

FGL Holdings Investor Day March 13, 2018 56 182 ~80 ~425+ 2017 $10B Target Combined Illustrative Impact of M&A 1 AOI per Common Share, excluding M&A costs and preferred stock dividend 2 AOI EPS available to common shareholders is based on 214M shares outstanding in 2017 and 244M shares outstanding for Combined ► Pro forma earnings and ROE expand from asset growth, operating leverage & lower ETR  Combined reflects 50 bps net reposition lift on total portfolio, 75% fixed cost reduction on Target and lower blended ETR of 15% (onshore 21% / offshore 0%); further upside should onshore ETR be lowered to targeted 15% ► ~$750M purchase price funded with $250M capital on hand, $300M new equity and $200M debt; debt- to-capital remains <30%; remain well-positioned for future rating upgrades ETR 33% 33% 15% AOI EPS2 $0.85 NM $1.70 AOI ROE 12% 10% 15%+ BVPS $7.00 NM $9.30 AAUM ($B) $24.7 $10.0 $34.7 ($M) Adjusted Operating Income1 Post IntegrationPre Integration 400 - 425

FGL Holdings Investor Day March 13, 2018 57 2% - 3% 4%- 5% 3% – 4% 11% - 12% ~15% - 20% F&G Status Quo Reinsurance Platform Asset Management Additional Acquisitions Run-Rate ROE Clear Levers to Enhance Expected Return on Average Equity  Working on 3rd party opportunities to reduce tax rate from 21% to 15% over time…further clarity from Treasury could be additional lift Reinsurance Platform1  Re-position well under way with completion of block trade  Structured and alternative asset shift to largely earn in during 2018 & 2019  50bps - 70bps net yield lift once complete Optimize Asset Management2  Illustrative $10B accretive acquisition with multiple synergies  Leverage extensive experience of Founders Accretive, Value-Add Acquisitions3 1 2 3 Transformational transaction – with clear levers for expected ROE migration

FGL Holdings Investor Day March 13, 2018 58 The Case for FGL Holdings

FGL Holdings Investor Day March 13, 2018 59 Summary ►Transformational deal with founders’ and top investors’ interests aligned with rest of investors ►Strong management team and distribution relationships ►Terrific industry—products fit important need for growing demographics ►Clear path to mid-teen ROE over time ►Positioned for growth—both organically and through acquisitions

FGL Holdings Investor Day March 13, 2018 60 Q&A

FGL Holdings Investor Day March 13, 2018 61 Appendix

Non-GAAP Measures and Definitions

While management believes that non-GAAP measurements are useful supplemental information, such adjusted results are not intended to replace GAAP financial results and should be read in conjunction with those GAAP results.

Non-GAAP Measures:

- **Adjusted operating income** (AOI) is a non-GAAP economic measure we use to evaluate financial performance each period. AOI is calculated by adjusting net income (loss) to eliminate (i) the impact of net investment gains including other than temporary impairment ("OTTI") losses recognized in operations, but excluding gains and losses on derivatives hedging our indexed annuity policies, (ii) the effect of changes in the interest rates used to discount the FIA embedded derivative liability, (iii) the effect of change in fair value of affiliated reinsurance embedded derivative, (iv) the effect of integration, merger related & other non-operating items, (v) impact of extinguishment of debt, and (vi) net impact from Tax Cuts and Jobs Act. Adjustments to AOI are net of the corresponding impact on amortization of intangibles, as appropriate. The income tax impact related to these adjustments is measured using an effective tax rate of 35%, as appropriate. While these adjustments are an integral part of the overall performance of FG, market conditions and/or the non-recurring or non-operating nature of these items can overshadow the underlying performance of the core business. Accordingly, Management considers using a measure which excludes their impact is effective in analyzing the trends of our operations. Our non-GAAP measures may not be comparable to similarly titled measures of other organizations because other organizations may not calculate such non-GAAP measures in the same manner as we do.
- **AOI available to common shareholders** is a non-GAAP economic measure we use to evaluate financial performance attributable to our common shareholders each period. AOI available to common shareholders is calculated by adjusting net income (loss) available to common shareholders to eliminate (i) the impact of net investment gains including other than temporary impairment ("OTTI") losses recognized in operations, but excluding gains and losses on derivatives hedging our indexed annuity policies, (ii) the effect of changes in the interest rates used to discount the FIA embedded derivative liability, (iii) the tax effect of change in fair value of affiliated reinsurance embedded derivative, (iv) the effect of integration, merger related & other non-operating items, (v) impact of extinguishment of debt, and (vi) net impact from Tax Cuts and Jobs act. All adjustments to AOI available to common shareholders are net of the corresponding impact on amortization of intangibles. The income tax impact related to these adjustments is measured using an effective tax rate of 35%, as appropriate. While these adjustments are an integral part of the overall performance of FG, market conditions impacting these items can overshadow the underlying performance of the business. Accordingly, Management considers using a measure which excludes their impact is effective in analyzing the trends of our operations. Our non-GAAP measures may not be comparable to similarly titled measures of other organizations because other organizations may not calculate such non-GAAP measures in the same manner as we do.
- **Average assets under management** (AAUM) ") is the sum of (i) total invested assets at amortized cost, excluding derivatives; (ii) related party loans and investments; (iii) accrued investment income; (iv) funds withheld at fair value; (v) the net payable/receivable for the purchase/sale of investments and (iv) cash and cash equivalents, excluding derivative collateral, at the beginning of the period and the end of each month in the period, divided by the total number of months in the period plus one. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the rate of return on assets available for reinvestment.
- **Yield on AAUM** is calculated by dividing annualized net investment income by AAUM. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the level of return earned on AAUM.
- **Net investment spread** is the excess of net investment income earned over the sum of interest credited to policyholders and the cost of hedging our risk on FIA policies. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the performance of the Company's invested assets against the level of investment return, inclusive of hedging costs, provided to policyholders.
- **Sales** are not derived from any specific GAAP income statement accounts or line items and should not be viewed as a substitute for any financial measure determined in accordance with GAAP. For GAAP purposes annuity and IUL sales are recorded as deposit liabilities (i.e. contract holder funds). Management believes that presentation of sales as measured for management purposes enhances the understanding of our business and helps depict longer term trends that may not be apparent in the results of operations due to the timing of sales and revenue recognition.

FGL Holdings Investor Day March 13, 2018 62

FGL Holdings Investor Day March 13, 2018 63 Calendar Year 2016 (Updated AOI Definition) (Unaudited)

Calendar Year 2017 (Updated AOI Definition)

Reconciliation from Net (Loss) Income to Adjusted Operating Income ("AOI")

(Unaudited)	Twelve Months Ended December 31, 2017	Three Months Ended December 31, 2017	Three Months Ended September 30, 2017	Three Months Ended June 30, 2017	Three Months Ended March 31, 2017
(Dollars in millions, except per share data)					
Reconciliation from Net Income (Loss) to AOI					
Net (loss) income	$ 41	$ (74)	$ 61	$ 32	$ 22
Effect of investment (gains) losses, net of offsets (a)	8	(6)	(5)	4	15
Effect of change in FIA embedded derivative discount rate, net of offsets (a)	(7)	(4)	3	(4)	(2)
Effect of change in fair value of reinsurance related embedded derivative, net of offsets (a)	20	(1)	5	8	8
Effect of integration, merger related & other non-operating items	30	21	2	5	2
Net impact of Tax Cuts and Jobs Act	131	131	—	—	—
Effects of tax impact of affiliated reinsurance embedded derivative	(20)	(20)	—	—	—
Tax impact of adjusting items	(19)	(8)	(1)	(3)	(7)
Adjusted operating income	$ 184	$ 39	$ 65	$ 42	$ 38
Per diluted common share:					
Net (loss) income	$ 0.18	$ (0.36)	$ 0.28	$ 0.15	$ 0.10
Effect of investment (gains) losses, net of offsets (a)	0.04	(0.03)	(0.02)	0.02	0.07
Effect of change in FIA embedded derivative discount rate, net of offsets (a)	(0.03)	(0.02)	0.01	(0.02)	(0.01)
Effect of change in fair value of reinsurance related embedded derivative, net of offsets (a)	0.09	—	0.02	0.04	0.04
Effect of integration, merger related & other non-operating items	0.14	0.10	0.01	0.02	0.01
Net impact of Tax Cuts and Jobs Act	0.61	0.61	—	—	—
Effects of tax impact of affiliated reinsurance embedded derivative	(0.09)	(0.09)	—	—	—
Tax impact of adjusting items	(0.09)	(0.04)	—	(0.01)	(0.03)
Adjusted operating income	$ 0.85	$ 0.17	$ 0.30	$ 0.20	$ 0.18
Diluted common shares outstanding (b)	214.4	214.4	214.4	214.4	214.4
Common shareholders' equity excluding AOCI	1,499	$ 1,499			
Adjusted operating return on common shareholders equity, excluding AOCI	12.1%	9.9%			

(a) Amounts are net of offsets related to value of business acquired ("VOBA") and deferred acquisition cost ("DAC") amortization.
(b) Diluted common shares for all periods have been adjusted to reflect the impact of the merger

FGL Holdings Investor Day March 13, 2018 64

Important Blackstone Disclosures

Not an offer. These materials are provided as an overview of The Blackstone Group L.P. and are for informational purposes only, and do not constitute an offer to sell, or a solicitation of an offer to buy, any security or instrument, or a solicitation of interest in any particular Blackstone fund, account or strategy. If such an offer is made, it will only be made by means of an offering document, which would contain material information (including certain risks of investing in such security, fund or strategy) not contained in these materials and which would supersede and qualify in its entirety the information set forth in these materials. Any decision to invest in a fund should only be made after reviewing the offering document, conducting such investigations as an investor deems necessary and consulting the investor's own legal, accounting and tax advisors in order to make an independent determination of the suitability and consequences of an investment.

Performance Information. Past performance is not necessarily indicative of future results and there can be no assurance that any Blackstone fund or strategy will achieve comparable results, or that any investments made by Blackstone in the future will be profitable. Actual realized value of currently unrealized investments will depend on, among other factors, future operating results, the value of the assets and market conditions at the time of disposition, any related transaction costs and the timing and manner of sale, all of which may differ from the assumptions and circumstances on which the current unrealized valuations are based. Accordingly, the actual realized values of unrealized investments may differ materially from the values indicated herein.

General. Neither Blackstone, any Blackstone fund nor any of Blackstone's affiliates makes any representation or warranty, express or implied, as to the accuracy or completeness of the information contained herein. Unless otherwise specified, the source for all graphs, charts and information in these materials is Blackstone. Certain information contained in these materials has been obtained from sources outside Blackstone. While such information is believed to be reliable for purposes used herein, no representations are made as to the accuracy or completeness thereof and Blackstone does not take any responsibility for such information. Certain information contained in the presentation discusses general market activity, industry or sector trends, or other broad-based economic, market or political conditions and should not be construed as research or investment advice.

Private Equity. Net returns for Corporate Private Equity Funds shown for realized investments and total (realized plus unrealized) investments, from inception of the business in October 1987. Corporate Private Equity Funds represent the flagship global funds (BCP I – BCP VII) and flagship sector funds (Blackstone Energy and Blackstone Communication funds); do not include Tactical Opportunity, Asia or Strategic Partners funds. These returns are calculated as the internal rate of return of the total contributions and distributions (including fees, drawdown of expenses, return of capital and recouped losses) for all investments.

Real Estate. Total BREP. Net returns for Total BREP funds shown for realized investments and total (realized plus unrealized) investments, from inception of the business in 1991. Total BREP includes Pre-BREP - BREP VIII, BREP International/Europe I –V, and BREP co-investments.

Credit. Returns presented represent a composite of the flagship credit drawdown funds for the GSO focused business of Blackstone only, as reported on Blackstone's 10-K, as of December 31, 2017. The Total Credit Net IRR is the combined IRR of the eight credit drawdown funds presented on the 10-K. The funds/accounts that comprise the composite return are not managed within a single fund or account and are managed with different mandates. There is no guarantee that the GSO focused business of Blackstone would have made the same mix of investments in a stand-alone fund/account. The composite is not an investible product and, as such, the performance of the composite does not represent the performance of an actual fund or account. Net IRR is calculated after management fees, organizational expenses, fund expenses, certain taxes and "carried interest" (but before taxes or withholdings incurred by the limited partners directly or indirectly through withholdings by the fund) and is representative of returns for investors that subscribed for interests in the fund without a placement agent and adds back the effect of tax advances paid for carried interest already reflected in the returns. Net IRR is estimated and unaudited.

Strategic Partners. Net returns for Strategic Partners flagship funds, SP I – SP VII, are from inception in December 2000 to September 30, 2017. The net investor IRR is calculated after fund expenses and the general partner's carried interest of each such general partner's respective fund. Each of SP I, SP II and SP III has a lower carried interest than successive vintages. In addition, SP I has a different fee structure compared to the other funds. The performance of each of the funds reflects realized proceeds as well as unrealized values. Actual rates of management fees and carried interest borne by the limited partners in the funds have varied. A limited partner that bears management fees and carried interest at rates that are higher than those borne by limited partners as a whole experienced a lower net IRR than shown herein.

66

Important Blackstone Disclosures (Cont’d) Tactical Opportunities. Net returns for Corporate Tactical Opportunities Funds shown for realized investments and total (realized plus unrealized) in vestments, from inception of the business in February 2012. Corporate Tactical Opportunities Funds represent the Tactical Opportunities Program (includes glob al flagship funds Tac Opps I –Tac Opps II and SMAs). These returns are calculated as the internal rate of return of the total contributions and distributions (including fees, drawdown of expenses, return of capital and recouped losses) for all investments. Forward-Looking Statements. This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 which reflect Blackstone’s current views with respect to, among other things, Blackstone’s op erations and financial performance. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward -looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ mate rially from those indicated in these statements. Blackstone believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended December 31, 2017, as such factors may be updated from time to time in its periodic filings with the Securities and Exchange Commission, w hich are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements th at are included in this presentation and in the filings. Blackstone undertakes no obligation to publicly update or review any forward -looking statement, whether as a result of new information, future developments or otherwise. 67